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                                                                   Exhibit 10.80

                        Merrill Lynch Capital Canada Inc.

                                 181 Bay Street
                            Toronto, Ontario M5J 2V8

By FACSIMILE TRANSMISSION

AmeriCredit Financial Services of Canada Ltd.
One Robert Speck Parkway
Suite 1420
Mississauga, Ontario
L4Z 3M3

Attention:    Mr. Preston Miller
Facsimile No. (817) 302-7942

with a copy to:

AmeriCredit Corp.
801 Cherry Street
Suite 3900
Fort Worth, Texas
76102

Attention:    Michael May
Facsimile No. (817) 302-7915

         Re: Credit Agreement between AmeriCredit Financial Services of Canada Ltd. as Borrower, AmeriCredit Financial Services, Inc. as Custodian and Merrill Lynch Capital Canada Inc. as Lender, dated as of August 23, 2001, as amended by Amendment No. 1 dated as of November 12, 2001 and by Amendment No. 2 dated as of February 1, 2002 (collectively, the "Credit Agreement")

Pursuant to Section 3.8.1 of the Credit Agreement, the Lender hereby extends the existing Maturity Date to August 22, 2003.

Dated as of July 22, 2002.


                                               MERRILL LYNCH CAPITAL CANADA INC.


                                               By: /s/
                                                  ------------------------
                                                  Authorized Signatory